UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (date of earliest event reported): June 13, 2014

DCP MIDSTREAM PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	001-32678	03-0567133
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
370 17th Street, Suite 2500
Denver, Colorado 80202
(Address of principal executive offices) (Zip Code)
(303) 633-2900
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On March 28, 2014, DCP Midstream Partners, LP, or the Partnership, acquired a 35 MMcf/d cryogenic natural gas processing plant located in Weld County, Colorado, or the Lucerne 1 plant, from DCP Midstream, LLC and its affiliates. The acquisition of the Lucerne 1 plant represents a transaction between entities under common control and a change in reporting entity. Transfers of net assets or exchanges of shares between entities under common control are accounted for as if the transfer occurred at the beginning of the period, and prior years are retrospectively adjusted to furnish comparative information, similar to the pooling method. As a result, the Partnership is providing consolidated financial statements to include the financial results of the Lucerne 1 plant for all periods presented.
Attached hereto as Exhibit 12.1 is the Partnership's calculation of its Ratio of Earnings to Fixed Charges for the periods presented therein, which replaces Exhibit 12.1 in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2013 as filed with the Securities and Exchange Commission on February 26, 2014 (the "2013 Form 10-K"). Attached hereto as Exhibit 99.1 is the Selected Financial Data, which replaces Item 6 in the 2013 Form 10-K. Attached hereto as Exhibit 99.2 is Management’s Discussion and Analysis of Financial Condition and Results of Operations, which relates to the audited Consolidated Financial Statements of the partnership as of December 31, 2013 and 2012 and for the years ended December 31, 2013, 2012, and 2011 (the "Consolidated Financial Statements") and replaces Item 7 (but not Item 7A) in the 2013 Form 10-K. Attached hereto as Exhibit 99.3 are the Consolidated Financial Statements, which replace Item 8 in the 2013 Form 10-K. The Consolidated Financial Statements (1) give retrospective effect to the Partnership's acquisition of the Lucerne 1 plant, and (2) correct the classification of intercompany transfers in the condensed consolidating statements of cash flows within the Supplementary Information - Condensed Consolidating Financial Information footnote for the periods presented, which corrections did not have a material impact on the financial statements.
Attached hereto as Exhibit 99.4 are the Condensed Consolidating Statements of Cash Flows for the three months ended March 31, 2014 and 2103, which correct the classification of intercompany transfers within the Supplementary Information - Condensed Consolidating Financial Information footnote in the Partnership’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2014 (the "March 31, 2014 Form 10-Q") as filed with the Securities and Exchange Commission on May 7, 2014. These corrections to the footnote did not have a material impact on the interim financial statements.
Attached hereto as Exhibit 101 is the information included in Exhibits 99.3 and 99.4, formatted in XBRL, which replaces Exhibit 101 in the 2013 Form 10-K and the respective portion of Exhibit 101 in the March 31, 2014 Form 10-Q.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

12.1	Ratio of Earnings to Fixed Charges.

23.1	Consent of Deloitte & Touche LLP.

99.1	Selected Financial Data.

99.2	Management's Discussion and Analysis of Financial Condition and Results of Operations.

99.3	Consolidated Financial Statements of DCP Midstream Partners, LP.

99.4	Unaudited Interim Condensed Consolidating Statements of Cash Flows of DCP Midstream Partners, LP.

101
Financial Statements of DCP Midstream Partners, LP for the year ended December 31, 2013, formatted in XBRL: (i) the Consolidated Balance Sheets, (ii) the Consolidated Statements of Operations, (iii) the Consolidated Statements of Comprehensive Income, (iv) the Consolidated Statements of Cash Flows, (v) the Consolidated Statements of Changes in Equity, and (vi) the Notes to the Consolidated Financial Statements; and a portion of the Notes to the Condensed Consolidated Financial Statements for the three months ended March 31, 2014, formatted in XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: June 13, 2014

DCP MIDSTREAM PARTNERS, LP

By:	DCP MIDSTREAM GP, LP,
its General Partner

	By:	DCP MIDSTREAM GP, LLC,
its General Partner

		By:	/s/ Sean P. O'Brien
		Name:	Sean P. O'Brien
		Title:	Group Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

12.1	Ratio of Earnings to Fixed Charges.

23.1	Consent of Deloitte & Touche LLP.

99.1	Selected Financial Data.

99.2	Management's Discussion and Analysis of Financial Condition and Results of Operations.

99.3	Consolidated Financial Statements of DCP Midstream Partners, LP.

99.4	Unaudited Interim Condensed Consolidating Statements of Cash Flows of DCP Midstream Partners, LP.

101
Financial Statements of DCP Midstream Partners, LP for the year ended December 31, 2013, formatted in XBRL: (i) the Consolidated Balance Sheets, (ii) the Consolidated Statements of Operations, (iii) the Consolidated Statements of Comprehensive Income, (iv) the Consolidated Statements of Cash Flows, (v) the Consolidated Statements of Changes in Equity, and (vi) the Notes to the Consolidated Financial Statements; and a portion of the Notes to the Condensed Consolidated Financial Statements for the three months ended March 31, 2014, formatted in XBRL.